Income Taxes - Summary of Effective Income Tax Rate Reconciliation (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Tax at statutory rate	$ (3,777)	$ (15,115)
State taxes, net of federal benefits	(364)	(2,690)
Change in valuation allowance	3,948	16,560
Stock-based compensation	698	1,471
Warrant compensation	(403)	0
Other, net	25	(136)
Total expense	$ 127	$ 90